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                                                                   EXHIBIT 32.01

                                CERTIFICATION OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report on Form 10-Q of VERITAS Software Corporation for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned officers of VERITAS Software Corporation certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

     (1) the quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of VERITAS Software Corporation.

Date:  November 14, 2003
                                                /s/ Gary L. Bloom
                                                ----------------------------
                                                Gary L. Bloom
                                                Chief Executive Officer



Date:  November 14, 2003
                                                /s/ Edwin J. Gillis
                                                ----------------------------
                                                Edwin J. Gillis
                                                Chief Financial Officer